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                                             Exhibit 10.

                                   November 14, 1995

Norwest Advantage Funds
61 Broadway
New York, New York  10006

Dear Sirs:

     As secretary of Norwest Advantage Funds (the "Fund"), a Delaware business trust, and counsel for Forum Financial Services, Inc. ("Forum"), administrator of the Fund, I have acted as counsel for the Fund in connection with the registration of the additional shares of beneficial interest, no par value (the "Shares"), as listed in Post-Effective Amendment Number 33 to the Fund's Registration Statement under the Securities Act of 1933, as amended (the "1933 Act").

     As such, I have participated in the preparation of Post-Effective Amendment No. 33 to the Fund's Registration Statement (File No. 33-9645) on Form N-1A relating to the Shares and have examined and relied upon such corporate records of the Fund and other documents and certificates as to factual matters I have deemed to be necessary to render the opinion expressed herein.

     Based on such examination, I am of the opinion that the Shares being registered by Post-Effective Amendment No. 33 to the Fund's Registration Statement are duly authorized and unissued shares of beneficial interest, and when the Shares have been duly sold, issued and paid for as contemplated in a Prospectus forming a part of an effective Registration Statement of the Fund under the 1933 Act, the Shares will have been validly and legally issued (assuming there is no amendment to the Fund's Trust Instrument in the future to the contrary) and will be fully paid and non-assessable shares of beneficial interest of the Fund under the laws of the State of Delaware.

     My opinion above stated is expressed as a member of the bar of the State of Maine.

     I hereby consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to said Post-Effective Amendment No. 33 to the Fund's Registration Statement.

                                   Sincerely,

                                   /s/ David I. Goldstein
                                   ------------------------
                                   David I. Goldstein
                                   Counsel, Forum Financial Services, Inc.
                                   Secretary, Norwest Advantage Funds